     As filed with the Securities and Exchange Commission on June 10, 2004

                                                      Registration No. 333- ____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              MKS INSTRUMENTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         MASSACHUSETTS                                       04-2277512
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                          Identification Number)

90 INDUSTRIAL WAY, WILMINGTON, MASSACHUSETTS                     01887
(Address of Principal Executive Offices)                       (Zip Code)

           SECOND AMENDED AND RESTATED 1997 DIRECTOR STOCK OPTION PLAN
                            (Full Title of the Plan)

                                JOHN R. BERTUCCI
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              MKS INSTRUMENTS, INC.
                                90 INDUSTRIAL WAY
                              WILMINGTON, MA 01887
                     (Name and Address of Agent For Service)

                                 (978) 284-4000
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

                                                      Proposed               Proposed
    Title of                                           Maximum                Maximum
Securities to be            Amount to be         Offering Price Per          Aggregate              Amount of
   Registered              Registered(1)                Share             Offering Price        Registration Fee
----------------           -------------         ------------------       --------------        ----------------
Common
Stock, no par
value per share                450,000                $22.78(1)           $10,251,000(1)            $1,298.80

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, as amended, and based upon the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on June 9, 2004.

                     STATEMENT OF INCORPORATION BY REFERENCE

      Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-78073, relating to the Registrant's Second Amended and Restated 1997 Director Stock Option Plan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Wilmington, Massachusetts on June 2, 2004.

                           MKS INSTRUMENTS, INC.

                           By: /s/ John R. Bertucci
                               -------------------------------------
                               John R. Bertucci
                               Chairman of the Board and Chief Executive Officer

                        POWER OF ATTORNEY AND SIGNATURES

      We, the undersigned officers and directors of MKS Instruments, Inc. hereby severally constitute and appoint John R. Bertucci, Ronald C. Weigner and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable MKS Instruments, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

        Signature                                Title                        Date
--------------------------             --------------------------------    --------------

/s/ John R. Bertucci
--------------------------             Chairman of the Board and Chief      June 2, 2004
John R. Bertucci                       Executive Officer (Principal
                                       Executive Officer)


/s/ Ronald C. Weigner
--------------------------             Vice President and Chief             June 2, 2004
Ronald C. Weigner                      Financial Officer (Principal
                                       Financial Officer and Principal
                                       Accounting Officer)


/s/ Robert R. Anderson
--------------------------             Director                             June 2, 2004
Robert R. Anderson


/s/ James G. Berges
--------------------------             Director                             June 2, 2004
James G. Berges


/s/ Richard S. Chute
--------------------------             Director                             June 2, 2004
Richard S. Chute


/s/ Hans-Jochen Kahl
--------------------------             Director                             June 2, 2004
Hans-Jochen Kahl


/s/ Owen W. Robbins
-------------------------              Director                            June 2, 2004
Owen W. Robbins


/s/ Louis P. Valente
-------------------------              Director                            June 2, 2004
Louis P. Valente

                                  EXHIBIT INDEX

Exhibit
Number                          Description

4.1 (1)          Restated Articles of Organization of the Registrant.

4.2 (2)          Articles of Amendment.

4.3 (3)          Articles of Amendment.

4.4 (4)          Amended and Restated By-Laws of the Registrant.

4.5 (4)          Specimen Certificate for Common Stock of the Registrant.

5.1              Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1 Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2             Consent of PricewaterhouseCoopers LLP.

24.1 Power of Attorney (included in the signature pages of this Registration Statement).

------------

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-49738) filed with the Securities and Exchange Commission on November 13, 2000.

(2) Incorporated herein by reference from the Registrant's Quarterly Report on Form 10-Q (File No. 000-23621) for the quarter ended June 30, 2001.

(3) Incorporated herein by reference from the Registrant's Quarterly Report on Form 10-Q (File No. 000-23621) for the quarter ended June 30, 2002.

(4) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-71363) filed with the Securities and Exchange Commission on January 28, 1999, as amended.